UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

Fauquier Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-25805	54-1288193
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

10 Courthouse Square, Warrenton, Virginia 20186

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (540) 347-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $3.13 per share	FBSS	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On October 1, 2020, Fauquier Bankshares, Inc. (“Fauquier”) released a presentation to investors about the Merger (as defined below). The presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information (including Exhibit 99.1) is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 8.01	Other Events.

On October 1, 2020, Fauquier and Virginia National Bankshares Corporation (“Virginia National”) issued a joint press release announcing that Fauquier and Virginia National have entered into an Agreement and Plan of Reorganization pursuant to which Fauquier will merge with and into Virginia National (the “Merger”). The joint press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Important Information and Where to Find It:

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Merger. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the proposed Merger, Virginia National will file a registration statement on Form S-4 and other documents regarding the proposed Merger with the Securities and Exchange Commission (“SEC”) to register the shares of Virginia National’s common stock to be issued to the shareholders of Fauquier in the proposed Merger. The registration statement will include a joint proxy statement/prospectus, which will be sent to the shareholders of Virginia National and Fauquier in advance of each company’s respective shareholder meeting that will be held to consider the proposed Merger. Each of Fauquier and Virginia National may file with the SEC other relevant documents concerning the proposed Merger. Before making any voting or investment decision, investors and security holders are urged to read the joint proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed Merger because they contain important information about Fauquier, Virginia National and the proposed Merger. Shareholders are also urged to carefully review Fauquier’s public filings with the SEC, including, but not limited to, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statements. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Fauquier and Virginia National through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, from Fauquier at www.tfb.bank under the tab “About TFB – Investor Relations” or by directing a request to Fauquier Bankshares, Inc., 10 Courthouse Square, Warrenton, VA 20186, or by telephone at (540) 347-6751, or from Virginia National at www.vnb.com under the tab “Investor – Investor Relations” or by directing a request to Virginia National Bankshares Corporation, 404 People Place, Charlottesville, Virginia 22911, or by telephone at (434) 817-8587. The information on the Company’s website is not, and shall not be deemed to be, a part of this report or incorporated into other filings the Company makes with the SEC.

Fauquier, Virginia National and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Fauquier and Virginia National, respectively, in connection with the proposed Merger. Information about the directors and executive officers of Virginia National and their ownership of Virginia National’s common stock is set forth in Virginia National’s proxy statement in connection with its 2020 annual meeting of shareholders, as previously filed with the SEC on April 29, 2020. Information about the directors and executive officers of Fauquier and their ownership of Fauquier’s common stock is set forth in Fauquier’s proxy statement in connection with its 2020 annual meeting of shareholders, as previously filed with the SEC on April 17, 2020. Additional information regarding the interests of these participants and other persons who may be deemed participants in the solicitation of proxies may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. Free copies of these documents may be obtained as described above.

Cautionary Note Regarding Forward-Looking Statements:

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, statements about (i) the benefits of the proposed Merger, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the proposed Merger; (ii) Virginia National’s and Fauquier’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “may”, “assumes”, “approximately”, “will”, “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective management of Virginia National and Fauquier and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Virginia National and Fauquier. In addition, these forward-looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, although Virginia National and Fauquier believe that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, actual results may differ materially from any projected future results performance or achievements expressed or implied by such forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in or implied by the forward-looking statements: (1) the businesses of Virginia National and Fauquier may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the proposed Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the proposed Merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the regulatory approvals required for the proposed Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of Virginia National or Fauquier may fail to approve the proposed Merger; (6) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which the Virginia National and Fauquier are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Virginia National’s and Fauquier’s markets could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; (11) the ongoing COVID-19 pandemic is adversely affecting the Virginia National, Fauquier, and their respective customers, employees and third-party service providers; the adverse impacts of the pandemic on their respective business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return; and (12) other factors that may affect future results of Virginia National and Fauquier, including: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements are discussed in the Virginia National’s and Fauquier’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s website at http://www.sec.gov.

Readers are cautioned not to rely too heavily on the forward-looking statements contained in this Form 8-K. Forward-looking statements speak only as of the date they are made and neither Virginia National nor Fauquier undertakes an obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Investor Presentation dated October 1, 2020

99.2	Joint Press Release dated October 1, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.
(Registrant)

By:	/s/ Christine E. Headly
Name:	Christine E. Headly
Title:	Executive Vice President and Chief Financial Officer

Dated: October 1, 2020

Strategic Merger of Equals Between Virginia National Bankshares Corporation and Fauquier Bankshares, Inc. Investor Presentation October 1, 2020 Exhibit 99.1

Compliance Disclosures Additional Information About the Merger and Where to Find It In connection with the proposed merger, Virginia National Bankshares Corporation (“VABK”) intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include a joint proxy statement/prospectus to be mailed to shareholders of both VABK and Fauquier Bankshares, Inc. (“FBSS”). SECURITY HOLDERS OF VABK AND FBSS ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING VABK, FBSS AND THE PROPOSED MERGER TRANSACTION. Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Tara Y. Harrison, VABK’s Chief Financial Officer, at 404 People Place, Charlottesville, Virginia 22911, or by telephone at (434) 817-8587, or Christine E. Headly, FBSS’s Chief Financial Officer, at 10 Courthouse Square, Warrenton, Virginia 20186, or by telephone at (540) 349-0218. VABK, FBSS and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of VABK and FBSS in connection with the proposed merger. Information about the directors and executive officers of VABK and FBSS will be included in the joint proxy statement/prospectus when it becomes available. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or proxy in favor of the merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Risks Relating to the Coronavirus (COVID-19) Outbreak In March 2020, the World Health Organization declared the coronavirus (COVID-19) outbreak a pandemic and the United States declared a national emergency. Global and national health concerns relating to the coronavirus outbreak have been weighing on the local, national and global economic environments, and the outbreak has significantly increased economic uncertainty. The outbreak has resulted in authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter in place orders, and business shutdowns. These measures have not only negatively impacted consumer and business spending habits, they have also adversely impacted and may further impact VABK and FBSS's workforces and operations and the operations of their customers, vendors and business partners. These measures may remain in place for a significant period of time and they are likely to continue to adversely affect the businesses, results of operations and financial condition of VABK and FBSS. The bank regulatory agencies and various governmental authorities are urging financial institutions to work prudently with borrowers who are or may be unable to meet their contractual payment obligations because of the effects of COVID-19. Loan forbearances and other measures have been and will continue to be taken to assist affected customers and businesses, which may have an adverse impact on results of operations and financial condition. VABK's and FBSS's loans to particular businesses, such as restaurants, hotels and contractors, as well as to people working in those industries, may be particularly subject to adverse developments. Disruptions to customers could result in increased delinquencies, defaults, foreclosures and losses on loans, negatively impact regional economic conditions, result in declines in local loan demand, liquidity of loan guarantors, loan collateral (particularly in real estate), loan originations and deposit availability. The spread of the coronavirus has also caused VABK and FBSS to modify their business practices (including employee travel, employee work locations, and cancellation of physical participation in meetings, events and conferences), and VABK and FBSS may take further actions as may be required by government authorities or that they determine are in the best interests of their employees, customers and business partners. There is no certainty that such measures will be sufficient to mitigate the risks posed by the virus or otherwise be satisfactory to government authorities. The extent to which the coronavirus outbreak impacts VABK's and FBSS's business, results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Even after the coronavirus outbreak has subsided, VABK and FBSS may continue to experience materially adverse impacts to their businesses as a result of its economic impact, including any recession that has occurred or may occur in the future. There are no comparable recent events which may provide guidance as to the effect of the spread of the coronavirus and a global pandemic, and, as a result, the ultimate impact of the coronavirus outbreak or a similar health epidemic is highly uncertain and subject to change. The full extent of the impact on VABK's and FBSS's businesses, operations or the economy as a whole is not yet known. However, the effects could have a material impact on results of operations, and VABK and FBSS will continue to monitor the coronavirus situation closely.

Legal Disclaimer Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger between VABK and FBSS, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) VABK’s and FBSS’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “may”, “assumes”, “approximately”, “will”, “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, or words of similar meaning generally intended to identify forward-looking statements. These forward- looking statements are based upon the current beliefs and expectations of the respective management of VABK and FBSS and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of VABK and FBSS. In addition, these forward-looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of VABK and FBSS may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of VABK or FBSS may fail to approve the merger; (6) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which VABK and FBSS are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in VABK’s and FBSS’s markets could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; (11) the COVID-19 pandemic is adversely affecting VABK, FBSS, and their respective customers, employees and third-party service providers; the adverse impacts of the pandemic on their respective business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return; and (12) other factors that may affect future results of VABK and FBSS, including: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the bank regulatory agencies and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in VABK’s and FBSS’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s Internet site (http://www.sec.gov). Risks Related to the SBA PPP Loan Program VABK and FBSS are participating lenders in the Paycheck Protection Program (“PPP”), a loan program administered through the Small Business Administration (“SBA”), which was created to help eligible businesses, organizations and self-employed persons fund their operational costs during the COVID-19 pandemic. Under this program, the SBA guarantees 100% of the amounts loaned under the PPP. VABK and FBSS may be exposed to credit risk on PPP loans if a determination is made by the SBA that there is a deficiency in the manner in which the loan was originated, funded, or serviced. If a deficiency is identified, the SBA may deny its liability under the guaranty, reduce the amount of the guaranty, or, if it has already paid under the guaranty, seek recovery of any loss related to the deficiency. Financial institutions have experienced litigation related to their process and procedures used in processing applications for the PPP. If VABK or FBSS were to be subject to any such litigation, such litigation could have a material adverse impact on the companies' businesses, financial conditions and results of operations. VABK and FBSS caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to VABK or FBSS or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. VABK and FBSS do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Source: S&P Global Market Intelligence, company documents (1) Community banks defined as less than $15 billion in total assets (2) VABK Richmond branch application approved Merger of Equals Creating a Premier Virginia Financial Institution $1.6 billion financial institution with $1 billion+ in assets under management Creates a Top 10 largest Virginia-based community bank(1) Combines successful management teams with definitive succession plan Secures FBSS’ 118-year history and shared legacy of high-touch client service reflected by the Virginia National brand Focused on several of Virginia’s highest income markets VABK (5) VABK LPO (1) FBSS (11) (2)

(1) Estimated financial impact is presented solely for illustrative purposes and is not a guarantee of future performance (2) Represents the first full year of EPS accretion Opportunity to Take Advantage of Current Market Dynamics Strategically Compelling Creates premier $1.6 billion Virginia financial institution and $1.0 billion+ in assets under management Greater scale, operating leverage and profitability, and service capabilities High-touch client service and increased legal lending limit to service larger clients Combines management talent and establishes succession plan Pro forma footprint will have presence in several of the top Virginia MSAs for growth and household income #1 deposit market share among community banks and #4 among all banks in core markets Accelerates respective market expansions in Richmond and Northern Virginia Market Enhancing EPS accretion >25% to both parties Tangible Book Earn-back period of 3.9 years Cash IRR >35% 62% dividend accretion for FBSS shareholders Financially Attractive (1) Mutually strong regulatory capital position Substantial due diligence review that enlisted multiple third-party professionals Credit mark positions the combined company to better withstand any potential economic downturn Independently strong balance sheets Mitigated Risks (2)

Implied deal price per share of $16.71 Aggregate transaction value of $63.4 million(2) Announced Transaction Value Source: Definitive Agreement, Company Documents (1) Based on VABK’s volume-weighted 20-trading day average closing price of $24.76 as of 09/30/20 (2) Based on an exchange ratio of 0.6750x and VABK’s volume-weighted 20-trading day average closing price of $24.76 as of 09/30/20 Based on FBSS’s unaudited financial statements as of 06/30/2020. Estimated financial impact is presented solely for illustrative purposes and is not a guarantee of future performance Transaction Terms Consideration per FBSS share 100% stock consideration Each FBSS share will be exchanged for 0.675 shares of VABK common stock (fixed) Key Management Glenn Rust to continue as President and CEO of VABK Marc Bogan to be appointed President and CEO of Virginia National Bank Pro Forma Ownership Current VABK shareholders: 51.4% Current FBSS shareholders: 48.6% Required Approvals Shareholder approvals for both VABK and FBSS Customary regulatory approvals Expected Closing First Half of 2021 13 Member Board of Directors to consist of 7 VABK / 6 FBSS Chairman of the Board from VABK; Vice Chairman of the Board from FBSS Board Representation Brand Holding company will be “Virginia National Bankshares Corporation” and the Bank will be “Virginia National Bank” Combined company exploring move to national stock exchange Virginia National Bank aligns with new market footprint and potential expansion (1)

. Key Transaction Assumptions Estimated Cost Savings Approximately $7.0 million in identified pre-tax cost saves 18% of combined and ~32% of FBSS’s annual non-interest expense 60% realized in 2021 and 100% thereafter (1) Merger & Integration Costs Approximately $7.0 million in combined pre-tax merger expenses Purchase Accounting & Other Adjustments FBSS balance sheet will be subject to fair market value accounting CDI: 0.75% of non-time deposits, amortized sum-of-years digits over 7 years Consideration 100% stock consideration Each FBSS share will be exchanged for 0.675 shares of VABK common stock (fixed) Credit Assumptions $20 million credit mark / 3.1% of FBSS total loans (2) Source: S&P Global Market Intelligence, Performance Trust Capital Partners (“PTCP”), Definitive Agreement, company documents (1) Actual timing of cost savings realization may be impacted by COVID-19 pandemic (2) Additionally, assumes reversal of FBSS’ standalone provision

Source: S&P Global Market Intelligence, Definitive Agreement, company websites Combined Management Team Chairman Current Chairman of the VABK Board of Directors Original Board Member of VABK 22 years on VABK board and 7.5% shareholder Vice Chairman President and CEO of VABK President and CEO of Virginia National Bank William Dittmar, Jr. John Adams, Jr. Glenn Rust Marc Bogan Current Chairman of the FBSS Board of Directors 18 years on FBSS Board of Directors Family has served on the FBSS Board of Directors since the 1970’s 47 years of banking experience with 13 years as President and CEO of VABK 65 years old Director of combined company and bank Boards of Directors >1% shareholder 30+ years of banking experience with 4 years as President and CEO of FBSS 54 years old Director of combined company and bank Boards of Directors Successor to Glenn Rust as President and CEO of VABK Board of Directors 13 Members 7 VABK 6 FBSS

Source: S&P Global Market Intelligence Values as of 06/30/20 (1) Pro forma financials based on consolidated holding company financials and do not assume any credit marks; not inclusive of any balance sheet marks and deal costs (2) Includes publicly traded banks between $1 billion and $3 billion in assets headquartered in D.C., MD, VA, and WV. Pro-Forma value includes cost savings assumptions Merger of Equals with Balanced Contribution (1) (2) Combined $1,625,137 $1,255,054 $1,420,007 $149,434 $128,000 $14,664 (1) in ($000s) Performance vs. Pro Forma Peers – Q2 2020 LTM (2)

Addressing COVID-19

- VABK and FBSS worked with their clients to reduce credit stress in the wake of the COVID-19 pandemic by deferring loans and participating in the Paycheck Protection Program
  - The following table lists loan deferral statistics on a combined basis:[1]

	Q2 2020	August 31, 2020
Deferred Loans	363	129
Deferred Loans ($)	~$150mm	~$48mm
% of Total Loans	~12%	~3.8%

  - VABK and FBSS Originated a total of ~$140 million in PPP loans to 1,100+ clients
    - Estimated combined PPP processing fees of approximately $5 million
- Cost savings realized in 2021 reduced due to challenges related to the pandemic

Source: Company filings, company documents
(1) Data as of 06/30/20

10

Source: S&P Global Market Intelligence, FDIC Note: Demographic data is county-level, projected over a 5 year time horizon; FDIC Deposit Market Share data as of 06/30/20 Note: Virginia National Bank or “VNB”; The Fauquier Bank or “TFB” “Markets With Branches” include Charlottesville, Winchester, Warrenton, Manassas, Catlett, Bealeton, Haymarket, The Plains, Bristow, and Gainesville Deposit Market Share – Combined Markets (1) Deposit Market Share – Markets With Branches (1) (1) (1) (1) VABK and FBSS full service branches were 5 and 11, respectively

Source: S&P Global Market Intelligence, FDIC Note: Deposit Market Share data as of 06/30/20 Note: One VABK branch is drive-through only with no associated deposits (1) VABK and FBSS total deposits for Q2 2020 were $714 million and $706 million, respectively, and 5 and 11 full service branches, respectively Combining Attractive Market Shares (1) Charlottesville’s True Community Bank 118 Years in Fauquier County (1) (1)

VNB Pro Forma TFB Source: S&P Global Market Intelligence; bank-level data as of 06/30/20 Note:MRQ defined as the bank’s most recently reported fiscal quarter Improved Loan Portfolio Diversification MRQ Loan Yield: 3.98% MRQ Loan Yield: 4.26% MRQ Loan Yield: 4.12% MRQ CRE / Total Loans: 28.6% MRQ CRE / Total Loans: 26.3% MRQ CRE / Total Loans: 27.5% MRQ CRE / RBC: 220% MRQ CRE / RBC: 213% MRQ CRE / RBC: 216%

VNB Pro Forma TFB Source: S&P Global Market Intelligence; bank-level data as of 06/30/20 Note: GAAP financial data; MRQ defined as the bank’s most recently reported fiscal quarter Maintaining Strong Core Deposit Base MRQ Cost of Funds: 0.35% MRQ Cost of Funds: 0.26% MRQ Cost of Funds: 0.31 % MRQ Loans / Deposits: 88.6% MRQ Loans / Deposits: 88.2% MRQ Loans / Deposits: 88.4%

9.8% 9.8% 14.6% 14.6% 15.5% Virginia National Bank Pro Forma at Close The Fauquier Bank Source: S&P Global Market Intelligence Values as of 06/30/20 Estimated Capital Ratios and Concentrations TCE / TA Capital Ratios Leverage Ratio CET 1 Ratio Tier 1 Ratio Total Capital Ratio Virginia National Bank Pro Forma at Close The Fauquier Bank Concentration Ratios Standalone and pro forma organizations to remain “Well Capitalized” ADC / Total Capital CRE / Total Capital 9.0% 9.0% 12.4% 12.4% 13.5% 8.5% 8.5% 12.8% 12.8% 13.3% 32% 220% 92% 213% 61% 216%

Return on Average Assets Net Interest Margin (FTE) Return on Average Equity Efficiency Ratio (FTE) Source: S&P Global Market Intelligence Note:2020L2* is last twelve months data as of 06/30/20; “FTE” defined as Fully Taxable Equivalent Performance Trends * * * *

Source: S&P Global Market Intelligence Note:2020L2* is last twelve months data as of 06/30/20 Credit Quality (1) NPLs / Total Loans Loan Loss Reserves / NPLs NCOs / Avg. Loans Loan Loss Reserves / Total Loans * * * *

Source: S&P Global Market Intelligence (1) Community banks defined as banks <$15 billion in assets Creating a Premier Virginia Financial Institution (1) Strategic Merger of Equals Scale and Management to Increase Growth and Profitability Creating a Premier Virginia Community Bank Attractive Opportunity for All Stakeholders 25%+ EPS Accretion to VABK and FBSS Shareholders $1.6 billion total assets $1.0+ billion AUM Succession Plan 10th Largest Virginia Community Bank 15th Largest Bank among all Virginia Banks Shareholders Clients Employees Community (1)

Due Diligence Completed (1) Extensive Credit Review Strong Cultural Compatibility Wealth and Trust Division Review Finance, Accounting, and Tax Evaluation Risk Management Analysis Human Resources Planning

Glenn Rust President, CEO glenn.rust@vnb.com Phone: (434) 817-8649 VABK Contact FBSS Contact Marc Bogan President, CEO marc.bogan@tfb.bank Phone: (540) 347-6742 Investor Contacts

Exhibit 99.2

Virginia National Bankshares Corporation and Fauquier Bankshares, Inc.

Announce Strategic Merger of Equals

CHARLOTTESVILLE, Va. and WARRENTON, Va., October 1, 2020/Globe Newswire/ — Virginia National Bankshares Corporation (OTCQX: VABK) (“Virginia National”) and Fauquier Bankshares, Inc. (NASDAQ: FBSS) (“Fauquier”) today jointly announced the signing of a definitive agreement to combine in a strategic merger of equals. The combined company would have approximately $1.6 billion in total assets, $1.4 billion in total deposits, $1.3 billion in loans and more than $1.0 billion in assets under management based upon reported amounts as of June 30, 2020.

This strategic combination of like-minded community banks will create a premier Virginia financial institution with greater scale, operating leverage and complementary business lines. After the merger, the combined company will operate under the Virginia National brand and will be able to serve larger clients in its core Virginia markets of Charlottesville, Warrenton, Winchester and the counties of Albemarle, Fauquier, Frederick and Prince William. It will also accelerate current market expansions in Richmond and Northern Virginia.

“It is a rare opportunity to have two well-respected community banks of equal size in attractive markets put their individual missions aside to join forces in order to improve the experience of clients and employees and accelerate the returns of their shareholders,” said Glenn W. Rust, President and Chief Executive Officer of Virginia National. “Our entire team is honored to be entering this partnership with The Fauquier Bank, and I look forward to the leadership of The Fauquier Bank joining our team and bringing their expertise and experience to our organization.”

“There is a long-standing mutual respect between our two companies,” said Marc J. Bogan, President and Chief Executive Officer of The Fauquier Bank. “The enhanced scale and complementary business lines resulting from this transaction provides the best opportunity for both banks to better serve our major constituencies: our clients, our employees, our shareholders and our communities. We are committed to using the best practices of both companies to increase our market share across Virginia.”

The merger agreement was unanimously approved by the boards of directors of both companies and has unanimous support from all directors. Under the terms of the agreement, Fauquier shareholders will receive 0.6750 shares of Virginia National common stock for each share of Fauquier common stock held. After the merger of Fauquier into Virginia National, Virginia National shareholders will own approximately 51.4% of the combined company, and Fauquier shareholders will own approximately 48.6%.

Upon consummation of the transaction, Fauquier will merge into Virginia National and Virginia National will be the surviving holding company. Following the holding company merger, The Fauquier Bank will merge into Virginia National Bank (“VNB”) and VNB will be the surviving bank. Offices of The Fauquier Bank will be rebranded as VNB offices after systems are integrated. Virginia National’s headquarters will remain in Charlottesville, Virginia.

Following the merger, the boards of directors of Virginia National and VNB will include seven members from the current Virginia National and VNB boards and six members from the current Fauquier and The Fauquier Bank boards. Current Virginia National Chairman, William D. Dittmar, Jr., will continue to serve as Chairman of the combined company and current Fauquier Chairman, John B. Adams, Jr., will be appointed Vice Chairman. At the effective time of the merger, Mr. Rust will continue to serve as President and Chief Executive Officer of Virginia National, while Mr. Bogan will be appointed President and Chief Executive Officer of VNB. Mr. Rust and Mr. Bogan will both serve on the boards of Virginia National and VNB.

The combination is expected to be completed in the first half of 2021, subject to approval of both companies’ shareholders, regulatory approvals and other customary closing conditions.

Performance Trust Capital Partners is acting as financial advisor to Virginia National and Williams Mullen is acting as its legal advisor. Piper Sandler & Co. is acting as financial advisor to Fauquier and Troutman Pepper is acting as its legal advisor.

About Virginia National

Virginia National Bankshares Corporation is the holding company for VNB. VNB offers a full range of banking and related financial services to locally owned businesses and individuals through its four offices located in Central Virginia and one office in Winchester.

About Fauquier

Fauquier Bankshares, Inc. is the holding company for The Fauquier Bank. The Fauquier Bank is an independent community bank offering a full range of financial services, including internet banking, mobile banking, commercial, retail, insurance, wealth management, and financial planning services through eleven banking offices located in Fauquier and Prince William Counties in Virginia.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, Virginia National intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include a joint proxy statement/prospectus to be mailed to shareholders of both Virginia National and Fauquier. SECURITY HOLDERS OF VIRGINIA NATIONAL AND FAUQUIER ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER

DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING VIRGINIA NATIONAL, FAUQUIER AND THE PROPOSED MERGER TRANSACTION. Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Tara Y. Harrison, Virginia National’s Chief Financial Officer, at 404 People Place, Charlottesville, Virginia 22911, or by telephone at (434) 817-8587, or Christine E. Headly, Fauquier’s Chief Financial Officer, at 10 Courthouse Square, Warrenton, Virginia 20186, or by telephone at (540) 349-0218.

Virginia National, Fauquier and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Virginia National and Fauquier in connection with the proposed merger. Information about the directors and executive officers of Virginia National and Fauquier will be included in the joint proxy statement/prospectus when it becomes available. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or proxy in favor of the merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger between Virginia National and Fauquier, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Virginia National’s and Fauquier’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “may”, “assumes”, “approximately”, “will”, “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, or words of similar meaning generally intended to identify forward-looking statements. These forward- looking statements are based upon the current beliefs and expectations of the respective management of Virginia National and Fauquier and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Virginia National and Fauquier. In addition, these forward-looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Virginia National and Fauquier may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of Virginia National or Fauquier may fail to approve the merger; (6) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Virginia National and Fauquier are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Virginia National’s and Fauquier’s markets could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; (11) the COVID-19 pandemic is adversely affecting Virginia National, Fauquier, and their respective customers, employees and third-party service providers; the adverse impacts of the pandemic on their respective business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return; and (12) other factors that may affect future results of Virginia National and Fauquier, including: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the bank regulatory agencies and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Virginia National’s and Fauquier’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s Internet site (http://www.sec.gov).

Contacts

Virginia National Bankshares Corporation

Glenn W. Rust

President and CEO

glenn.rust@vnb.com

Phone: (434) 817-8649

Fauquier Bankshares, Inc.

Marc J. Bogan

President and CEO

marc.bogan@tfb.bank

Phone: (540) 347-6742